UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 23, 2024

GoLogiq, Inc.
(Exact name of registrant as specified in its charter)

NV	333-210544	35-2618297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Victoria Street Bugis Junction

#15-01/08
,
Singapore
188024
(Address of Principal Executive Offices)

+
65
9366 2322
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Technology License and Commercialization Agreement

As previously disclosed, on June 5, 2023, Recruiter.com Group, Inc., a Nevada corporation (“Recruiter”, “RCRT”, or the “Buyer”) entered into that certain Stock Purchase Agreement (the “GOLQ Agreement”) with GoLogiq Inc. (“GoLogiq”, “GOLQ”, “Seller”, or the “Company”). The Seller owns all of the issued and outstanding membership interest (the “Company Membership Interests”) of GoLogiq SPV LLC, a Nevada limited liability company (the “Operating Subsidiary”). Pursuant to the Agreement, the Seller would sell to the Buyer, and Buyer would purchase from Seller the Operating Subsidiary Membership Interests, upon the terms and subject to the conditions of the GOLQ Agreement, as amended.

As also previously disclosed, on August 18, 2023, the Buyer entered into that certain Amendment to GOLQ Agreement with the Seller (the “August 18 th
 Amendment”).

On August 29, 2023, the Buyer and the Seller entered into that certain Amendment to Stock Purchase Agreement with the Seller (the “August 29 th
 Amendment”). The August 29
th
 Amendment replaces the August 18
th
 Amendment.

On February 23, 2024, the Company entered into a certain Technology License and Commercialization Agreement with Recruiter (the “GOLQ Licensing Agreement”) that supersedes and replaces in its entirety the GOLQ Agreement, as amended by the August 29 Amendment and the August 18 Amendment.  Under the GOLQ Licensing Agreement, the Company grants Recruiter a worldwide, exclusive license (the “GOLQ License”) to develop its fintech technology (the “GOLQ Technology”) and sell products derived thereof, including its Createapp, Paylogiq, Gologiq, and Radix AI technology and products (the “Licensed Products”), for a term of 10 years, with automatic two (2) year renewals as further described therein (the “Term”). In exchange with such license, Recruiter will issue to GOLQ such number of shares of Recruiter common stock that represents 19.99% of the number of issued and outstanding shares of Recruiter common stock on the business day prior to the effective date as defined therein (the “Shares”).  Following the issuance of the Shares, GOLQ will own 16.66% of the issued and outstanding shares of Recruiter common stock.   In addition, Recruiter shall pay to GOLQ a royalty of eight percent (8%) of net sales of Licensed Products, as defined therein, during the Term. Further, GOLQ grants to Recruiter the option to purchase the GOLQ Technology and the Licensed Products for a purchase price of $400,000 for the duration of the Term, subject to shareholder approval if required under applicable laws and regulations at the time of notice of exercise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Technology License and Commercialization Agreement between Recruiter.com Group, Inc. and GoLogiq, Inc., dated February 23, 2024

*Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish copies of any of the omitted schedules or exhibits upon request of the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoLogiq, Inc.

Date: February 28, 2024	By:	/s/ Granger Whitelaw
		Name:	Granger Whitelaw
		Title:	Chief Executive Officer

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